SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                    September 22, 2005 (September 21, 2005)

                              Market Central, Inc.

         Delaware                      0-22969                    59-3562953
(State or other jurisdiction   (Commission File ID No.)       (IRS Employer No.)
     of incorporation)

                                6701 Carmel Road
                                    Suite 205
                               Charlotte, NC 28226
                    (Address of principal executive offices)

                                 (704) 837-0500
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Section 8 - Other Events

Item 8.01 Other Events

On September 21, 2005, Market Central, Inc. (d.b.a Scientigo(TM)) issued a press release announcing that Ribstone Systems, a developer of document capture and processing solutions, and Scientigo are jointly developing and will offer solutions to help companies gain a competitive advantage through automated coding & indexing of photo copied documents and the ability to search and find documents, enterprise wide. As part of the partnership agreement, Scientigo has agreed to license its patented search, automated coding and indexing applications to be integrated with Ribstone's Canon Compatible(TM) document scanning and processing engine. A copy of the press release is attached as
Exhibit 99.1 to this Current Report on Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(a)   Financial Statements of Business Acquired

      Not applicable.

(b)   Pro Forma Financial Information

      Not applicable.

(c)   Exhibits

      99.1   Press Release on partnership with Ribstone.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                  Market Central, Inc.
                                  (Registrant)


Dated: September 22, 2005         By:  /s/ Clifford Clark
                                       ---------------------------------------
                                       Clifford Clark, Chief Financial Officer